UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 8, 2005

FNB FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number : 0-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400 Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 3 pages.

Item 8.01: Other Events

On February 8, 2005, FNB Financial Services Corporation (NASDAQ Symbol: FNBF) announced that its Vice Chairman, President, and Chief Executive Officer, Ernest J. Sewell, Executive Vice President and Chief Operating Officer, Pressley A. Ridgill, and Senior Vice President and Chief Financial Officer, Michael W. Shelton, would be participating in the Southeast 2005 Super-Community Bank Conference. The conference is being held in Atlanta on Wednesday and Thursday, February 9-10, 2005. The FNB presentation will be at 1:40 PM on Wednesday. The conference webcast will be available via www.super-communitybanking.com.

FNB Financial Services Corporation is headquartered in Greensboro, North Carolina and is the holding company of FNB Southeast, a community bank with seventeen banking offices in North Carolina and Virginia.

FNB Financial Services Corporation’s common stock is listed on The NASDAQ National Market under the trading symbol FNBF. Additional information about FNB Financial Services Corporation is available on its website at www.fnbsoutheast.com.

ITEM 9.01(c):   Exhibit

Exhibit 99.1: Press Release

S  I  G  N  A  T  U  R  E

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION (Registrant) By: /s/ MICHAEL W. SHELTON Michael W. Shelton Senior Vice President and Chief Financial Officer

Date:      February 8, 2005